UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08611

Legg Mason Charles Street Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason Wood Walker, Incorporated

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1.	Report to Shareholders

Batterymarch U.S. Small

Capitalization Equity Portfolio

Portfolio Manager Commentary and

Annual Report to Shareholders

March 31, 2005

Contents

Commentary
Portfolio Manager Commentary	ii

Annual Report to Shareholders
Management’s Discussion of Fund Performance	1
Expense Example	2
Performance Information	3
Financial Statements	6
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	21
Directors and Officers	22
Board Consideration of the Investment Advisory and Investment Management Agreements	24

Portfolio Manager Commentary

Batterymarch U.S. Small Capitalization Equity Portfolio

Total returns for the Fund and some comparative indices for various periods ended March 31, 2005, are presented below:

	First Quarter 2005	Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Batterymarch U.S. Small Capitalization Equity
Institutional Class	-2.84%	+5.87%	+8.04%	+6.13%	+5.39%
Financial Intermediary Class	-2.94%	+5.42%	N/A	N/A	+20.40%
Russell 1000 IndexB	-1.91%	+7.24%	+3.35%	-2.97%	-1.24%
Russell 2000 IndexC	-5.34%	+5.41%	+8.05%	+4.01%	+2.56%
Russell 2000 Growth IndexD	-6.83%	+0.87%	+4.01%	-6.60%	-8.51%
Russell 2000 Value IndexE	-3.98%	+9.79%	+11.48%	+15.42%	+15.25%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.

Following a significant rise of 63.83% for the previous one-year period, the Russell 2000 Index rose 5.41% for the one-year period ended March 31, 2005. Despite a strengthening economy and record profitability, a number of issues weighed down the equity market during much of the year, including U.S. dollar weakness, inflation, energy costs, the presidential election, war, trade deficit and health care legislation. The Russell 2000 Index lagged its large-capitalization counterpart, the Russell 1000 Index, which rose 7.24% for the one-year period. The Russell 2000 Value Index outpaced the Russell 2000 Growth Index, 9.79% compared with 0.87%, respectively.

The Fund’s Institutional Class outperformed the Russell 2000 Index with a return of 5.87%. While stock selection for the Fund was negative, sector allocations added value. The Fund was overweighted in energy and materials, which were among the best performing sectors for the index, and underweighted in technology, which was the worst performing sector. For the 12-month period, sector returns for the Russell 2000 Index ranged from a positive 69.4% for energy to a negative 20.2% for technology, across our 20 Batterymarch-defined sectors.

Several significant contributors to the Fund’s performance were in the energy sector, including Tesoro Corp., an independent refiner and marketer of petroleum products, and Vintage Petroleum, with exploration and production operations in oil and gas. These stocks rose 97% and 111%, respectively, for the period. These stocks scored attractively relative to their peers across the multiple dimensions of our stock selection model.

Our stock selection model allows us to look at stocks from a fundamental perspective with the speed and efficiency of quantitative investors. Our approach lets us evaluate 3,000 liquid stocks daily, ranking stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. We rank stocks across multiple peer groups, and buy only those

A	The Fund’s Institutional Class inception date is March 13, 2000. The Financial Intermediary Class inception date is January 9, 2003. Index returns are for periods beginning February 29, 2000. It is not possible to invest in an index.
B	Measures the performance of 1,000 of the largest capitalized U.S. domiciled companies.
C	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
D	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
E	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Portfolio Manager Commentary is not a part of the Annual Report to Shareholders.

ii

Portfolio Manager Commentary

stocks ranked “buy” and sell only those ranked “sell.” In addition, we rank the relative attractiveness of twenty sectors and overweight the four top-ranked sectors, underweight the bottom four and neutral weight the others. We optimize daily, using a multifactor risk model; sector and market cap exposures are strictly controlled. Our proprietary trading strategy is designed to minimize transaction costs.

Our experience is that the market ultimately rewards stocks with strong fundamentals, and that stocks without these qualities ultimately disappoint. The portfolio was attractively positioned as measured by characteristics such as 12-month forward P/E, return on equity and price-to-cash flow. The portfolio had a lower 12-month forward P/E relative to the benchmark, 12.7x compared with 15.7x.

At the end of the fiscal year, the portfolio was broadly diversified across sectors with the most significant overweights, relative to the benchmark, in materials and energy and most significant underweights in financials-banks and financials-real estate.

Looking forward, investors appear to be focused on quality and liquidity, creating a less favorable environment for micro-cap stocks but a promising environment for bottom-up stock-pickers. Small-capitalization stocks, while fully valued versus their large-cap counterparts, continue to have significantly higher expected earnings growth than large-caps. We continue to find that many small-cap stocks offer attractive opportunities.

Batterymarch Financial Management, Inc.

April 25, 2005

DJIA 10,242.47

The views expressed in this commentary reflect those of the portfolio manager as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and Batterymarch U.S. Small-Capitalization Equity Portfolio and Legg Mason Wood Walker, Incorporated disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for the Batterymarch U.S. Small-Capitalization Equity Portfolio are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of the Fund.

The Portfolio Manager Commentary is not a part of the Annual Report to Shareholders.

iii

Batterymarch

U.S. Small Capitalization

Equity Portfolio

Annual Report to Shareholders

March 31, 2005

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Batterymarch U.S. Small Capitalization Equity Portfolio

Total returns for the Fund and some comparative indices for various periods ended March 31, 2005, are presented below:

	First Quarter 2005	Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Batterymarch U.S. Small Capitalization Equity
Institutional Class	-2.84%	+5.87%	+8.04%	+6.13%	+5.39%
Financial Intermediary Class	-2.94%	+5.42%	N/A	N/A	+20.40%
Russell 1000 IndexB	-1.91%	+7.24%	+3.35%	-2.97%	-1.24%
Russell 2000 IndexC	-5.34%	+5.41%	+8.05%	+4.01%	+2.56%
Russell 2000 Growth IndexD	-6.83%	+0.87%	+4.01%	-6.60%	-8.51%
Russell 2000 Value IndexE	-3.98%	+9.79%	+11.48%	+15.42%	+15.25%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.

The Russell 2000 Index rose 5.41% for the one-year period ended March 31, 2005, lagging the Russell 1000 Index, which was up 7.24%. The environment was characterized by rising interest rates and energy prices. For the period, sector returns for the Russell 2000 Index ranged from a positive 69.4% for energy to a negative 20.2% for technology, across our 20 Batterymarch-designated sectors. Value-oriented stocks outperformed growth-oriented stocks across the market capitalization spectrum. For small-caps, the Russell 2000 Value Index outpaced the Russell 2000 Growth Index by 892 basis points.F

The Fund outperformed the Russell 2000 Index, with a return of 5.87%. The portfolio benefited from sector allocations, particularly the overweights in energy and materials, which were among the best performing sectors for the index, and the underweight in technology, which was the worst performing sector. Stock selection for the Fund was negative, with positive selection within the health care and consumer cyclicals sectors offset by negative selection in software and services and services and distribution. At the end of the fiscal year, the portfolio was broadly diversified across industry sectors and attractively valued with a lower 12-month forward P/E compared with the Russell 2000 benchmark.

Batterymarch Financial Management, Inc.

April 25, 2005

A	The Fund’s Institutional Class inception date is March 13, 2000. The Financial Intermediary Class inception date is January 9, 2003. Index returns are for periods beginning February 29, 2000. It is not possible to invest in an index.
B	Measures the performance of 1,000 of the largest capitalized U.S. domiciled companies.
C	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
D	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
E	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
F	100 basis points = 1%.
N/A	Not applicable

Annual Report to Shareholders

EXPENSE EXAMPLE

Batterymarch U.S. Small Capitalization Equity Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Financial Intermediary Class shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2004, and held through March 31, 2005.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/04	Ending Account Value 3/31/05	Expenses PaidA During the Period 10/1/04 to 3/31/05	Annualized Expense Ratio
Institutional Class
Actual	$1,000.00	$1,090.20	$3.96	0.76%
Hypothetical (5% return before expenses)	1,000.00	1,021.14	3.83

Financial Intermediary Class
Actual	$1,000.00	$1,087.70	$6.25	1.20%
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.04

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

PERFORMANCE INFORMATION

Batterymarch U.S. Small Capitalization Equity Portfolio

The graphs on the following pages compare the Fund’s Institutional and Financial Intermediary Classes’ performance against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1 million investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

A	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Index returns are for periods beginning February 29, 2000. It is not possible to invest in an index.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

B	Index returns are for the periods beginning December 31, 2002.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

Selected Portfolio PerformanceC

Strongest performers for the year ended March 31, 2005D		Weakest performers for the year ended March 31, 2005D
1. Tesoro Petroleum Corporation	+97.0%	1. QLT Inc.	-49.7%
2. Sierra Health Services, Inc.	+75.4%	2. Kulicke and Soffa Industries, Inc.	-46.2%
3. Ameristar Casinos, Inc.	+66.2%	3. Keane, Inc.	-17.2%
4. Energen Corporation	+63.9%	4. W Holding Company, Inc.	-16.5%
5. The Men’s Wearhouse, Inc.	+58.9%	5. Sybase, Inc.	-12.1%
6. Southern Peru Copper Corporation	+49.1%	6. R&G Financial Corporation	-8.7%
7. Advanced Medical Optics, Inc.	+48.4%	7. DJ Orthopedics Incorporated	-3.1%
8. Rayovac Corporation	+45.5%	8. Techne Corporation	-1.5%
9. Silgan Holdings Inc.	+43.9%	9. OM Group, Inc.	+0.07%
10. Eagle Materials Inc.	+39.7%	10. Jo-Ann Stores, Inc.	+0.1%

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they are paid.
D	Securities held for the entire year.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

	% OF NET ASSETS	SHARES/PAR	VALUE
Common Stock and Equity Interests	99.4%

Auto and Transportation	4.5%
Arkansas Best Corporation		102	$3,868
CNF Inc.		62	2,915
Laidlaw International Inc.		284	5,909	A
Offshore Logistics, Inc.		76	2,542	A
Overnite Corporation		63	2,025
Swift Transportation Incorporated		226	5,008	A
Tsakos Energy Navigation Ltd.		163	7,195
Werner Enterprises, Inc.		45	869

			30,331

Consumer Discretionary	16.2%
Aaron Rents, Inc.		138	2,764
American Greetings Corporation		242	6,156
Ameristar Casinos, Inc.		92	5,036
Argosy Gaming Company		80	3,669	A
BJ’s Wholesale Club, Inc.		165	5,128	A
Borders Group, Inc.		191	5,076
CEC Entertainment Inc.		20	726	A
Central Garden & Pet Company		43	1,886	A
Charming Shoppes, Inc.		523	4,251	A
Cincinnati Bell Inc.		98	4,056
CKE Restaurants, Inc.		275	4,362	A
Convergys Corporation		222	3,319	A
EarthLink, Inc.		571	5,134	A
Genesco Inc.		112	3,189	A
Global Imaging Systems, Inc.		70	2,470	A
International Speedway Corporation		54	2,908
Jack In The Box Inc.		196	7,290	A
JAKKS Pacific, Inc.		44	936	A
Jo-Ann Stores, Inc.		7	183	A
Korn/Ferry International		299	5,699	A
Lions Gate Entertainment Corp.		425	4,701	A
Monarch Casino & Resort, Inc.		52	1,039	A
Oxford Industries, Inc.		30	1,082
Stein Mart, Inc.		35	776	A
Stewart Enterprises, Inc.		398	2,449	A
The Cato Corporation		48	1,548
The Men’s Wearhouse, Inc.		104	4,377	A
The Nautilus Group, Inc.		106	2,512
The Readers Digest Association, Inc.		309	5,340

Annual Report to Shareholders

	% OF NET ASSETS	SHARES/PAR	VALUE
Common Stock and Equity Interests—Continued

Consumer Discretionary—Continued
Too Inc.		128	$3,147	A
Vail Resorts Incorporated		29	738	A
Ventiv Health, Inc.		205	4,717	A
Zale Corporation		97	2,895	A

			109,559

Consumer Staples	2.4%
Beazer Homes USA, Inc.		101	5,021
Chiquita Brands International, Inc.		59	1,574
Hovnanian Enterprises, Inc.		115	5,855A
Sensient Technologies Corporation		38	812
The Timberland Company		42	2,957A

			16,219

Energy	8.3%
Cal Dive International, Inc.		128	5,812A
Cimarex Energy Co.		239	9,313A
Core Laboratories N.V.		160	4,105A
Energen Corporation		84	5,571
Oil States International, Inc.		105	2,147A
Swift Energy Company		130	3,709A
Tesoro Petroleum Corporation		195	7,230A
Universal Compression Holdings, Inc.		62	2,332A
Vintage Petroleum, Inc.		337	10,593
W&T Offshore, Inc.		102	2,117
Whiting Petroleum Corporation		82	3,340A

			56,269

Financials	11.2%
Affiliated Managers Group, Inc.		55	3,418A
Alexandria Real Estate Equities, Inc.		92	5,926
American Home Mortgage Investment Corp.		159	4,562
Assured Guaranty Ltd.		205	3,673
BankUnited Financial Corporation		27	718
Commercial Capital Bancorp, Inc.		46	942
Deluxe Corporation		74	2,951
First BanCorp.		145	6,133
First Niagara Financial Group, Inc.		186	2,459
Hudson United Bancorp		22	787
Loews Corp.—Carolina Group		233	7,723
Ohio Casualty Corporation		209	4,795A

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES/PAR	VALUE
Common Stock and Equity Interests—Continued

Financials—Continued
Pennsylvania Real Estate Investment Trust		61	$2,476
Portfolio Recovery Associates, Inc.		44	1,501A
R&G Financial Corporation		93	2,902
Selective Insurance Group, Inc.		29	1,336
Sterling Bancshares, Inc.		49	700
Taubman Centers, Inc.		217	6,006
UICI		165	4,008
W Holding Company, Inc.		445	4,476
Wintrust Financial Corporation		102	4,792
Zenith National Insurance Corp.		64	3,303

			75,587

Health Care	14.4%
Advanced Medical Optics, Inc.		176	6,373	A
Alpharma Inc.		80	989
Amerigroup Corporation		97	3,539	A
Angiotech Pharmaceuticals, Inc.		225	3,454	A
Centene Corporation		359	10,757	A
CONMED Corporation		83	2,510	A
Dade Behring Holdings Inc.		51	3,005	A
DJ Orthopedics Incorporated		166	4,157	A
Enzon Pharmaceuticals, Inc.		286	2,914	A
First Horizon Pharmaceutical Corporation		162	2,733	A
Genesis HealthCare Corporation		127	5,434	A
Haemonetics Corporation		124	5,228	A
Kindred Healthcare Inc.		160	5,620	A
Owens & Minor, Inc.		51	1,373
QLT Inc.		246	3,165	A
Respironics, Inc.		102	5,926	A
Sierra Health Services, Inc.		161	10,294	A
STERIS Corporation		206	5,189	A
Sybron Dental Specialties, Inc.		73	2,624	A
Techne Corporation		110	4,432	A
United Therapeutics Corporation		174	7,928	A

			97,644

Integrated Oils	0.9%
Holly Corporation		167	6,205

Annual Report to Shareholders

	% OF NET ASSETS	SHARES/PAR	VALUE
Common Stock and Equity Interests—Continued

Materials	17.9%
Airgas, Inc.		68	$1,634
Albemarle Corporation		44	1,611
Armor Holdings, Inc.		168	6,235	A
Bluegreen Corporation		235	3,017	A
Building Materials Holding Corporation		27	1,183
Crane Co.		75	2,171
Eagle Materials Inc.		42	3,391
FMC Corporation		23	1,235	A
Georgia Gulf Corporation		161	7,417
Greif Inc.		13	878
Hughes Supply, Inc.		193	5,745
IPSCO, Inc.		106	5,391
Jones Lang LaSalle Incorporated		76	3,531	A
Lennox International Inc.		208	4,568
Lone Star Technologies, Inc.		110	4,325	A
Maverick Tube Corporation		231	7,515	A
McDermott International, Inc.		61	1,152	A
Metal Management, Inc.		67	1,718
NCI Building Systems, Inc.		54	2,100	A
OM Group, Inc.		248	7,535	A
Oregon Steel Mills, Inc.		266	6,124	A
Paxar Corporation		138	2,945	A
Reliance Steel & Aluminum Co.		46	1,820
Schnitzer Steel Industries, Inc.		168	5,658
Silgan Holdings Inc.		30	1,980
Southern Peru Copper Corporation		59	3,244
Steel Dynamics, Inc.		169	5,806
Teledyne Technologies Incorporated		61	1,903	A
Texas Industries, Inc.		99	5,340
The Brink’s Company		125	4,322
USG Corporation		174	5,783	A
Wellman, Inc.		235	3,391
Westlake Chemical Corporation		27	864

			121,532

Miscellaneous	0.2%
Walter Industries, Inc.		38	1,626

Other Energy	0.7%
Berry Petroleum Company		65	3,349
Forest Oil Corporation		42	1,701	A

			5,050

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES/PAR	VALUE
Common Stock and Equity Interests—Continued

Producer Durables	11.5%
AGCO Corporation		46	$843	A
Applied Industrial Technologies, Inc.		107	2,898
Crown Holdings, Inc.		233	3,619	A
Esterline Technologies Corporation		79	2,723	A
Flowserve Corporation		231	5,963	A
Gardner Denver Inc.		27	1,063	A
IDEX Corporation		82	3,288
Kennametal Inc.		212	10,087
Kulicke and Soffa Industries, Inc.		183	1,150	A
M.D.C. Holdings, Inc.		49	3,397
Meritage Corporation		95	5,609	A
MTS Systems Corporation		8	227
Photronics, Inc.		94	1,700	A
Rayovac Corporation		133	5,534	A
Rofin-Sinar Technologies, Inc.		53	1,696	A
Standard Pacific Corp.		80	5,768
Terex Corporation		194	8,392	A
The Middleby Corporation		40	1,983
Thomas & Betts Corporation		268	8,669	A
WCI Communities, Inc.		76	2,298	A
WESCO International, Inc.		47	1,302	A

			78,209

Technology	9.8%
Acxiom Corporation		317	6,640
Anteon International Corporation		54	2,094	A
Brocade Communications Systems, Inc.		544	3,222	A
CACI International Inc.		47	2,585	A
ChipMOS TECHNOLOGIES (Bermuda) LTD.		459	2,944	A
Cree, Inc.		255	5,538	A
Hutchinson Technology, Inc.		77	2,661	A
Imergent, Inc.		157	1,538	A
Internet Security Systems, Inc.		147	2,694	A
Keane, Inc.		133	1,733	A
McDATA Corporation		586	2,207	A
Novatel Wireless, Inc.		81	874	A
ON Semiconductor Corporation		487	1,924	A
Parametric Technology Corporation		163	897	A
PerkinElmer, Inc.		112	2,304
Perot Systems Corporation		279	3,747	A

Annual Report to Shareholders

	% OF NET ASSETS	SHARES/PAR	VALUE
Common Stock and Equity Interests—Continued

Technology—Continued
Premiere Global Services, Inc.		312	$3,530	A
Progress Software Corporation		92	2,421	A
SERENA Software, Inc.		111	2,647	A
Sybase, Inc.		241	4,449	A
Western Digital Corporation		745	9,494	A

			66,143

Utilities	1.4%
Duquesne Light Holdings, Inc.		45	807
IDACORP, Inc.		47	1,336
Northwest Natural Gas Company		39	1,414
PNM Resources Inc.		148	3,938
WPS Resources Corporation		37	1,963

			9,458

Total Common Stock and Equity Interests (Identified Cost—$629,209)			673,832
Total Investments (Identified Cost—$629,209)	99.4%		673,832
Other Assets Less Liabilities	0.6%		4,244

Net Assets	100.0%		$678,076

A	Non-income producing.

Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

Assets:
Investment securities at market value (Identified Cost—$629,209)		$673,832
Receivable for:
Fund shares sold		2,653
Securities sold		34,400
Dividend and interest income		301

		711,186

Liabilities:
Payable for:
Fund shares repurchased	260
Securities purchased	31,068
Due to:
Manager	421
Distributor	2
Other payables and accrued expenses	1,358
Tax withholding liability	1

		33,110

Net Assets		$678,076

Net assets consist of:
Accumulated paid-in-capital applicable to:
57,434 Institutional Class shares outstanding	$561,605
955 Financial Intermediary Class shares outstanding	10,448
Undistributed net investment income	113
Accumulated net realized gain/(loss) on investments	61,287
Unrealized appreciation/(depreciation) of investments	44,623

Net Assets		$678,076

Net Asset Value Per Share:
Institutional Class		$11.61
Financial Intermediary Class		$11.56

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2005

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Income:
DividendsA	$5,415
Interest	192

Total income			$5,607

Expenses:
Management fee	4,403
Distribution fee—Financial Intermediary Class	27
Audit and legal fees	47
Custodian fees	164
Directors’ fees and expenses	29
Registration fees	54
Reports to shareholders	20
Transfer agent and shareholder servicing expense:
Institutional Class	43
Financial Intermediary Class	21
Other expenses	48

	4,856
Less: Compensating balance credits	(3	)B

Total expenses after compensating balance credits			4,853

Net Investment Income			754

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments	61,802
Change in unrealized appreciation/(depreciation) of investments	(24,044)

Net Realized and Unrealized Gain/(Loss) on Investments			37,758

Change in Net Assets Resulting From Operations			$38,512

A	Net of foreign taxes of $20.
B	See Note 1, Compensating Balance Credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in Thousands)

Batterymarch U.S. Small Capitalization Equity Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2005	2004
Change in Net Assets:
Net investment income	$754	$581
Net realized gain on investments	61,802	74,948
Net change in unrealized appreciation/(depreciation) of investments	(24,044)	72,983

Change in net assets resulting from operations	38,512	148,512
Distributions to shareholders from net investment income:
Institutional Class	(636)	(913)
Financial Intermediary Class	—	—	C
Distributions to shareholders from net realized gain on investments:
Institutional Class	(44,063)	(9,724)
Financial Intermediary Class	(833)	(27)
Change in net assets from Fund share transactions:
Institutional Class	108,564	218,892
Financial Intermediary Class	116	9,612

Change in net assets	101,660	366,352

Net Assets:
Beginning of year	576,416	210,064

End of year (including undistributed net investment income/(loss) of $113 and $(5), respectively)	$678,076	$576,416

C	Amounts less than $1.

See notes to financial statements.

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Batterymarch U.S. Small Capitalization Equity Portfolio

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of year	$11.90	$8.09	$10.27	$8.72	$9.68

Investment operations:
Net investment income	.01	.01	.04	.03	.03A
Net realized and unrealized gain/(loss) on investments	.58	4.05	(2.18)	1.56	(.97)

Total from investment operations	.59	4.06	(2.14)	1.59	(.94)

Distributions:
From net investment income	(.01)	(.02)	(.04)	(.04)	(.02)
From net realized gain on investments	(.87)	(.23)	—	—	—

Total distributions	(.88)	(.25)	(.04)	(.04)	(.02)

Net asset value, end of year	$11.61	$11.90	$8.09	$10.27	$8.72

Ratios/supplemental data:
Total return	5.87%	50.52%	(20.87)%	18.26%	(9.72)%
Expenses to average net assets	.76%	.81%	.87%	.94%	.95	%A
Net investment income to average net assets	.13%	.15%	.59%	.35%	.59	%A
Portfolio turnover rate	175.0%	141.1%	119.4%	158.0%	146.5%

Net assets, end of year (in thousands)	$667,045	$565,130	$209,376	$157,560	$92,136

A	Net of fees waived and expenses reimbursed by the manager pursuant to a contractual expense limitation of 0.95% until August 1, 2005. If no fees had been waived or expenses reimbursed by the manager, the annualized ratio of expenses to average net assets would have been 1.14% for the year ended March 31, 2001.

See notes to financial statements.

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS—Continued

Financial Intermediary Class:

	YEARS ENDED MARCH 31,
	2005	2004	2003B
Net asset value, beginning of period	$11.88	$8.09	$8.47

Investment operations:
Net investment income	(.03)	(.01)	—C
Net realized and unrealized gain/(loss) on investments	.58	4.03	(.38)

Total from investment operations	.55	4.02	(.38)

Distributions:
From net investment income	—	—F	—
From net realized gain on investments	(.87)	(.23)	—

Total distributions	(.87)	(.23)	—

Net asset value, end of period	$11.56	$11.88	$8.09

Ratios/supplemental data:
Total return	5.42%	50.01%	(4.49)%
Expenses to average net assets	1.20%	1.06%	1.10	%E
Net investment income/loss to average net assets	(.31)%	(.33)%	.14	%E
Portfolio turnover rate	175.0%	141.1%	119.4%

Net assets, end of period (in thousands)	$11,031	$11,286	$688

B	For the period January 9, 2003 (commencement of operations) to March 31, 2003.
C	$0.0003 per share
D	Not annualized.
E	Annualized.
F	$0.004 per share.

See notes to financial statements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Charles Street Trust, Inc., consisting of the Batterymarch U.S. Small Capitalization Equity Portfolio (“Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company.

The Fund offers two classes of shares: Institutional and Financial Intermediary Class. Effective March 1, 2004, both classes were closed to new investors. The income and expenses of the Fund are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2005, there were no fair valued securities.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2005, investment transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$1,161,967	$1,085,308

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Distributions from net realized gains, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended March 31, 2005, the Fund earned compensating balance credits of $3.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from U.S. generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the years ended March 31, 2005 and 2004, were characterized as follows for tax purposes:

	For the Years Ended March 31,
	2005	2004
Ordinary income	$31,359	$5,305
Capital gains	14,173	5,359

Total distributions	$45,532	$10,664

The tax basis components of net assets at March 31, 2005 were:

Unrealized appreciation	$65,002
Unrealized depreciation	(21,529)

Net unrealized appreciation/(depreciation)	43,473
Undistributed ordinary income	27,067
Undistributed long-term capital gains	35,497
Other temporary differences	(14)
Paid-in capital	572,053

Net assets	$678,076

Annual Report to Shareholders

The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of wash sale losses.

At March 31, 2005, the cost of investments for federal income tax purposes was $630,359.

3. Transactions With Affiliates:

The Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to the Fund. The investment adviser is responsible for the actual investment activity of the Fund. To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMFA will pay Batterymarch the entire management fee it receives from the Fund.

LMFA has contractually agreed, until August 1, 2005, to waive its fees and reimburse expenses in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expense) exceed during that month an annual rate of 0.95% and 1.20% of the average daily net assets of the Institutional and Financial Intermediary Classes, respectively.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limit, if any, imposed by LMFA at that time. At March 31, 2005, there were no amounts subject to repayment.

Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as the distributor of the Fund. The 12b-1 plan for the Financial Intermediary Class of the Fund provides for payments of distribution and service fees to Legg Mason at an annual rate of up to 0.40% of the Class’s average daily net assets. The Board of Directors of the Fund has approved payments under this plan of 0.25% of average daily net assets.

No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended March 31, 2005.

Batterymarch, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit

The Fund, along with certain other Legg Mason funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2005.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

5. Fund Share Transactions

At March 31, 2005, there were 500 million shares authorized at $0.001 par value for each of the Institutional and Financial Intermediary Classes of the Fund. Share transactions were as follows:

	Institutional Class		Financial Intermediary Class
	Years Ended		Years Ended
	3/31/05	3/31/04	3/31/05	3/31/04
Shares:
Sold	17,116	27,874	266	1,166
Reinvestment of Distributions	4,102	937	79	2
Repurchased	(11,279)	(7,197)	(340)	(303)

Net Change	9,939	21,614	5	865

Amount:
Sold	$190,431	$286,751	$2,969	$13,092
Reinvestment of Distributions	43,496	10,373	833	27
Repurchased	(125,363)	(78,232)	(3,686)	(3,507)

Net Change	$108,564	$218,892	$116	$9,612

Annual Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Legg Mason Charles Street Trust, Inc.—Batterymarch U.S. Small Capitalization Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Batterymarch U.S. Small Capitalization Equity Portfolio (the sole series of Legg Mason Charles Street Trust, Inc.) (the “Fund”), including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Batterymarch U.S. Small Capitalization Equity Portfolio series of Legg Mason Charles Street Trust, Inc. at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

May 13, 2005

Annual Report to Shareholders

DIRECTORS AND OFFICERS

The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth), Position(s) and Year Elected	Number of Legg Mason Funds Overseen and Other Directorships	Principal Occupation(s) During the Past Five Years
Independent Directors:A
Hearn, Ruby P. (1940) Director since 2004B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Director since 2001B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director since 2002B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios). Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust)	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director since 2001B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).
Mehlman, Arthur S. (1942) Director since 2002B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Municipal Mortgage & Equity, LLC.	Retired. Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director since 2001B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Renaissance Capital Greenwich Funds; and Director of Technology Investment Capital Corp.	Trustee of Colgate University; President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director since 2002B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.
Tarola, Robert M. (1950) Director since 2004B	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999.

Annual Report to Shareholders

Name, (Year of Birth), Position(s) and Year Elected	Number of Legg Mason Funds Overseen and Other Directorships	Principal Occupation(s) During the Past Five Years
Interested Directors:C
Curley, John F., Jr. (1939) Chairman and Director since 2001B	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of all Legg Mason funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).
Fetting, Mark R. (1954) President and Director since 2001B	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios).	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.
Executive Officers:D
Karpinski, Marie K. (1949) Vice President and Treasurer since 2001B	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Treasurer of all Legg Mason funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Treasurer of Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.
Merz, Gregory T. (1958) Vice President and Chief Legal Officer since 2003B	Vice President and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios)	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002); Associate, Debevoise & Plimpton (law firm) (1985-1993).
Olmert, Amy M. (1963) Vice President and Chief Compliance Officer since 2004B	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of all Legg Mason funds, Western Asset Funds, Inc., Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Additional information about the Fund’s Directors and Officers is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission website (http://www.sec.gov).

A	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).
B	Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund are elected annually to serve until their successors are elected and qualified.
C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund, and as owners of common stock of Legg Mason, Inc.
D	Officers of the Fund are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders

BOARD CONSIDERATION OF LEGG MASON CHARLES STREET TRUST, INC.’S INVESTMENT ADVISORY AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT

At its November 2004 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Charles Street Trust, Inc. on behalf of Batterymarch U.S. Small Capitalization Equity Portfolio (“Charles Street Trust”) and the Investment Advisory Agreement between the Manager and Batterymarch Financial Management, Inc. (the “Adviser) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interests of Charles Street Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Charles Street Trust. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interests of Charles Street Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Charles Street Trust on behalf of the Independent Directors requested certain information from the Manager and the Adviser, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Charles Street Trust’s returns to those of appropriate Lipper category averages, specified benchmark indices and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Charles Street Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board considered the measures that the Adviser was taking in its efforts to improve performance. Finally, the Board considered the level of service provided by the Manager to Charles Street Trust shareholders.

The Board considered the Adviser’s procedures for executing portfolio transactions for Charles Street Trust and the Adviser’s report on the quality of its trade executions on behalf of Charles Street Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and Adviser in providing services to Charles Street Trust and profitability for the Manager and Adviser and their affiliates from their overall association with Charles Street Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Charles Street Trust and comparable fee schedules and expense ratios of a peer group of funds. The Board considered that, while Charles Street Trust’s advisory fee structure does not provide for a reduction of payments, the current fees appear fair and reasonable in relation to the present asset size of Charles Street Trust. The Board also compared Charles Street Trust’s advisory fee schedule to the advisory fees charged by the Manager and Adviser to their other accounts. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Manager and Adviser to Charles Street Trust and to other accounts. Finally, the Board considered the benefits accruing to the Manager and Adviser and their affiliates by virtue of their relationship to Charles Street Trust.

In addition to the November meeting at which each Agreement was reviewed, the Board meets at least another three times per year in order to oversee Charles Street Trust, including meetings at which the portfolio manager of Charles Street Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also draws upon its long association with the Manager and the Adviser and their personnel, and the members’ familiarity with their culture, and the manner in which they have sought to strengthen and enhance themselves.

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Manager

Legg Mason Fund Adviser, Inc.

Investment Adviser

Batterymarch Financial Management, Inc.

Boston, MA

Transfer Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Washington, DC

Independent Registered Public Accounting Firm

Ernst & Young LLP

Philadelphia, PA

Information about the policies and procedures that Batterymarch U.S. Small Capitalization Equity Portfolio uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-888-425-6432 or on the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov).

Information regarding how Batterymarch U.S. Small Capitalization Equity Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or on the Fund’s website at www.lminstitutionalfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc., Member SIPC

100 Light Street

P.O. Box 17635

Baltimore, MD 21297-1635

888-425-6432

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Charles Street Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	On August 12, 2004, the Registrant’s Code of Ethics for Principal Executive and Financial Officers was amended. The amended Code is set forth as an exhibit to this filing. A brief description of the amendment is set forth below:

•	The fifth bullet point of Section IV has been revised to clarify that it applies to employment positions.

•	The sixth bullet point of Section IV has been revised to require that Covered Persons report any employment positions they (or a member of their immediate family) hold with a service provider to a fund.

•	Footnote one to the third bullet point in Section II has been added. That third bullet of Section II states that a Covered Officer should confer with the Chief Legal Officer if the Covered Officer will serve as director of any public company. There is an exception to the requirement to confer with the Chief Legal Officer if the directorship is of the Legg Mason Funds or their investment advisers or any affiliated person thereof. Footnote one clarifies that the exception does not apply to a company that is affiliated with a fund because the fund owns 5% of the company’s stock, or because the company owns more than 5% of the fund’s stock and the company is not part of the Legg Mason complex.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The directors of the Registrant’s determined that its board has at least one audit committee financial expert serving on its Audit Committee.

Mr. Arthur S. Mehlman is the Audit Committee financial expert. He is “independent.”

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended March 31, 2004 – $22,800

Fiscal Year Ended March 31, 2005 – $23,800

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

Ernst & Young LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended March 31, 2004 – $5,000

Fiscal Year Ended March 31, 2005 – $5,650

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

Ernst & Young LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant by Ernst & Young LLP during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.

Ernst & Young LLP did not bill fees for services not included in Items 4(a) through (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is delegation to its Chairperson of the authority to pre-approve items for which a decision may be desired prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Ernst & Young LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

Fiscal Year Ended March 31, 2004 – $0

Fiscal Year Ended March 31, 2005 – $473,333

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

The Registrant is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

The Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21201, Attn: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	The Registrant is not a closed-end management investment company.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/s/ MARK R. FETTING
Mark R. Fetting
President, Legg Mason Charles Street Trust, Inc.

Date:	May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MARK R. FETTING
Mark R. Fetting
President, Legg Mason Charles Street Trust, Inc.

Date:	May 27, 2005

By:	/s/ MARIE K. KARPINSKI
Marie K. Karpinski
Treasurer, Legg Mason Charles Street Trust, Inc.

Date:	May 27, 2005